--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.004
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  1/5
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
                                BUSINESS ETHICS               ------------------
                                                              REVIEW No
                                                                    02
--------------------------------------------------------------------------------

    1. PURPOSE

       Guide the VC personnel when dealing with issues considered of fundamental importance for the sustainable growth of the business and the generation of value.

       The Company may, in such issues, be affected by the conduct of its personnel acting in the several levels of the organization, as well as at different geographic regions.

    2. DEFINITIONS

       Non-Applicable.

    3. POLICIES

       3.1 SCOPE/RESPONSIBILITY

             The scope of this policy applies to all employees in all processes in all locations of VCP.

             Concerning suppliers and providers of service of any kind that serve the Company at any of its sectors or facilities, the present policy is extended to what is applicable. It is the responsibility of the contracting sectors to see to that suppliers and service providers are given notice of such policies and for having a statement of awareness and compliance on the part of the supplier or service provider attached to the relevant contracts.

             As regards employees and service providers of the Finance Management, there exists a specific ethical policy of supplementary character, intended for the activities of the sector described as per PC.00.006.

       3.2 - VCP PERSONNEL

           3.2.1 - The ethical conduct of VCP is established by the responsible attitude and respect it maintains in its relationship with people (internal e external) an entities in general.

           3.2.2 - Respect for the person, transparency and shared responsibilities shoulder the consideration and the performance valorization of the employee of VCP.

           3.2.3 - The Company demands that the VCP personnel do not engage in any activity that, directly or indirectly, conflicts or interferes with the performance of their duties or denigrates the image of the Company before the Community.

           3.2.4 - Subordination relationship among relatives at any level is prohibited.

                    ------------------------------------------------------------
                    |           NAME                        CAPACITY
    ----------------------------------------------------------------------------
        ELABORATED  | Guillermo Oscar Braunbeck   Internal Audit and Operational
        BY          |                             Risks Management Manager
    ----------------------------------------------------------------------------
        APPROVED BY | Raul Calfat                 President
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.004
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  2/5
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
                                BUSINESS ETHICS               ------------------
                                                              REVIEW No
                                                                    02
--------------------------------------------------------------------------------

           3.2.5 - Any relationship among relatives that might represent a conflict of interest situation or jeopardize the independence of the independent auditors is not allowed. In case such situation occurs, it shall be brought to the attention of the Comite de Etica (Ethics Committee) of VCP for the conflict of interest degree to be duly assessed.

           3.2.6 - No gifts or gratuities above the amount of 1 minimum salary should be accepted by any employee of VCP in dealings with customers, providers of services or goods, or financial and governmental entities. This posture shall be periodically communicated to such a public by the Human Development and Organizational Sector in order to curbe such initiatives. Should it be impossible to decline the offer, the instance shall be duly communicated to the immediate supervisor at the minimum level of coordination. The gift/gratuities will then be released for lottery among all employees of the sector/facilities/process. Such a lottery is under the responsibility and discretion of the Human Development and Organizational Sector.

           3.2.7 - VCP's information, business data and operations, in any media, that are not clearly considered as public shall be treated as confidential. Every VCP employee or service provider qualified in the terms of this policy is accountable for the strict compliance to this premise when handling, using, keeping, disclosing and discarding information of the Company. Such actions shall comply with PC.05.004 on Information Safety Policy Procedures.

           3.2.8 - Any declaration whatsoever before the media in general that might be associated with VCP without the previous consent of the Human Resources Development and Organizational Management is not allowed. Any request for information, press conference or mention whatsoever made by the media in general shall be immediately brought to the attention of the Human Development and Organizational Sector for evaluation and later corporative positioning.

           3.2.9 - Granting of loans of any kind whatsoever to the President or Directors of VCP is forbidden. Loans to the other employees are provided for by specific policies issued by the Human Development and Organizational Sector.

       3.3 - CUSTOMERS, PROVIDERS OF GOODS AND SERVICES, COMPETITORS AND PUBLIC ENTITIES

           3.3.1 - VCP relationship with customers and providers of goods and services are based on reciprocal confidence and accountability.

           3.3.2 - VCP relationship with competitors is based on respect and apprenticeship. In its continued search for improvement, identification of the best practices and innovation, the Company sees competition as healthy and a source of reference for new challenges.

           3.3.3 - VCP relationship with governmental bodies and institutions, as well as with capital market regulatory entities in connection with its activities is shouldered by the responsibility in meeting the legislation and regulations, both national and international.

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.004
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  3/5
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
                                BUSINESS ETHICS               ------------------
                                                              REVIEW No
                                                                    02
--------------------------------------------------------------------------------

       3.4 - THE ENVIRONMENT

             VCP commitment with the environment is translated by the continuous prevention and reduction of adverse impacts to nature with an aim to a sustainable growth.

       3.5 - COMMUNITIES

             Commitment with the communities in which it is inserted is expressed by the search in associating VCP image as a citizen enterprise by offering job and business opportunities, in addition to communitarian actions that it either supports or materializes.

       3.6 - Investors

             3.6.1 - VCP commits itself with the continuity of the business, transparency and credibility with investors, ensuring and making efforts to maximize the capital invested.

             3.6.2 - Disclosure or use of confidential information involving VCP without being authorized or aiming at obtaining any personal advantage is not allowed.

             3.6.3 - Integrality, accuracy and reliability of VCP's Financial
                     Statements are assured by:

                     a) The existence of a formal and continuous program for
                        identification, assessment, monitoring and management of business risks

                     b) The maintenance of an efficient control system aligned
                        with the risk levels accepted by the Company ensuring that:

                     o All transitions are performed pursuant to the authorization granted;

                     o All transactions are registered and reported by their specific amounts in the period they have occurred and in accordance with their nature;

                     o The access to and the use of assets are authorized and with a clear identification of custody and accountability.

                     o All contracts in which VCP is the Contracting Party or the Contracted Party, as well as legal value statements signed on behalf of VCP, are reviewed by the Legal Department and signed by legal representatives of the Company, as provided for in the by-laws.

                     c) Existence of a specific code of conduct applicable to
                        the employees of the Finance sector and to suppliers and service providers engaged by the sector. All employees, suppliers and service providers that are accountable to the Finance Management shall state full knowledge of such a document in its full contents, stating they agree with it and are committed with its compliance by signing a term of acknowledgement duly filed in the folder of the employee by the Human Development and Organizational Sector.

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.004
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  4/5
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
                                BUSINESS ETHICS               ------------------
                                                              REVIEW No
                                                                    02
--------------------------------------------------------------------------------

                 Note 1: All employees of VCP are accountable for such activities, which are applicable to all transactions they handle or perform, as well as to the assets to which they are custodians.

       3.7 - EXCEPTIONS TO THIS POLICY

             Exceptions shall be specifically communicated and expressly authorized by the Risk Management, Auditing and Ethics Committee.

       3.8 - SANCTIONS, COMPOSITION OF THE RISK MANAGEMENT, AUDITING AND ETHICS COMMITTEE AND IDENTIFICATION OF INFRINGEMENTS:

             3.8.1 - The cases of misconduct, duly brought to the knowledge of
                     VCP Presidency, shall be assessed by the Risk Management, Auditing and Ethics Committee and, according to a joint resolution, the investigation rules called for shall be applied and then the sanctions set out by the Risk Management, Auditing and Ethics Committee in its policy of Disciplinary Sanctions duly enforced.

             3.8.2 - The Risk Management, Auditing and Ethics Committee shall be composed of:

                     a) Effective Members: by the Director-President, by the Internal Audit and Risk Management Manager and by the Legal Department Manager. In the absence or in case of impossibility of participation of any one of such members, another representative shall be nominated by the Committee, duly approved by the other Members of the Committee and by the Presidency of VCP.

                     b) Eligible Members: The composition of the Committee may, however, be changed in case of misconduct that calls for the help of other professionals, or in case of impossibility of participation of some of the effective members. Such members are considered as temporary members.

             3.8.3 - The Risk Management, Auditing and Ethics Committee will not have a fixed meeting schedule, thus the meetings have to be summoned by any one of its members, always as a result of the detection of infringements and misconduct, with a minimum of a 24-hour advance notice to the meeting.

             3.8.4 - Detection and denunciation: The cases of misconduct may be identified by the internal auditing tasks and by the review of processes and procedures or by any employee, customer, supplier, service provider or any party concerned, may offer VCP a denounce of cases of misconduct, frauds or non-ethical attitudes involving the name of the Company, its employees, or any other of the parties affected by the present policy, as per job instruction PO.04.07.001.

       3.9 - IMPLEMENTATION, COMPLIANCE AND DOUBTS

             3.9.1 - This policy is an integral part of the job contract of all employees of VCP and contracts of service providers.

             3.9.2 - As aforementioned, non-observance of any item whatsoever of the present policy by employees of VCP shall imply in disciplinary sanctions, to be deliberated upon by the Risk Management, Auditing and Ethics Committee and applied as per the disciplinary sanctions policy issued by the Human Development and Organizational Management.

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.004
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  5/5
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
                                BUSINESS ETHICS               ------------------
                                                              REVIEW No
                                                                    02
--------------------------------------------------------------------------------

             3.9.3 - Awareness and application of its contents shall be confirmed at least every 2 years by the Internal Audit and Operational Risk Management Cell.

             3.9.4 - Doubts concerning the Policy of Ethics shall be addressed to the Internal Audit and Operational Risk Management Cell for clarification.

    4. ASSOCIATED BUSINESS RISKS

       4.1 - STRATEGIC ONES

             4.1.1 - Internal ones

                     Faulty communication

             4.1.2 - Of Information Assessment (for Decision Making)

                     Non-integrated business posture

       4.2 - OF COMPLIANCE

             4.2.1 - Internal ones

                     Lack of adherence to standards and procedures

             4.2.2 - External ones

                     a) Legal

                     b) Regulatory ones

       4.3 - OF AUTHORITY

             4.3.1 - Absence of a clear-cut leadership

             4.3.2 - Indeterminate or in excess Authority limits

       4.4 - OPERATIONAL

             4.4.1 - Of Integrity/Ethics

                     a) Illegalities

                     b) Frauds

                     c) Non-authorized use

                     d) Unethical management

    5. ENCLOSURES

       NON-Applicable

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.006
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  6/4
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 26/06/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

    1. PURPOSE

       In a supplementary character to the Enterprise Ethics PC.00.004, has as its purpose to guide the Investor Relations and Finance Management employees concerning some standards of conduct considered as mandatory for the performance of their duties within VCP.

    2. DEFINITIONS

       INTERNAL AND EXTERNAL CLIENTS:

       Shall be considered as such investors, customers, suppliers and the community as a whole having some direct or indirect involvement with the processes subordinated to the Investor Relations and Finance Management.

    3. POLICIES

       3.1 - SCOPE/ACCOUNTABILITY

             The scope of this policy applies to all employees that are accountable to the Investor Relations and Finance Management in all VCP locations.

             Concerning suppliers and providers of service of any kind that serve the Finance Department of the Company, the present policy is extended in what is applicable. It is the responsibility of the contracting sectors to see to that suppliers and providers of services are given notice of such policies and for having a statement of awareness and compliance on the part of the supplier or service provider filed to the relevant contracts.

       3.2 - ETHICAL CONDUCT STANDARDS OF FINANCE MANAGEMENT EMPLOYEES

             Employees and service providers comprised by the present policy are expected to meet the following ethical standards, namely: accountability, compliance, equitableness, honesty, integrity, truthfulness, reliability, commitment to both internal and external clients, independence and judgment.

             Such ethical standards of job duties of the Investor Relations and Finance Management employees shall be guided by, among others, the following (a):

             3.2.1 - ACCOUNTABILITY

                     a) Commitment with the Company's values and with internally and externally accepted ethical standards;

                     b) Ability to account for the acts and actions of the
                        Company in accordance to such ethical standards and the Company's values.

                    ------------------------------------------------------------
                    |           NAME                        CAPACITY
    ----------------------------------------------------------------------------
        ELABORATED  | Guillermo Oscar Braunbeck   Auditing and Operational Risks
        BY          |                             Management Manager
    ----------------------------------------------------------------------------
        APPROVED BY | Raul Calfat                 Director-Superintendent
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.006
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  7/4
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 26/06/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

             3.2.2 - COMPLIANCE

                     a) Compliance with applicable legal regulations;

                     b) Compliance with corporate governance practices required by the capital market regulatory bodies, e.g., SEC, CVM (SEC of Brazil) and Bovespa;

                     c) Compliance with the generally accepted accounting
                        practices in Brazil an in the United States.

             3.2.3 - EQUITABLENESS

                     a) Concern with the equitable distribution of rights,
                        including information and duties, both inside and outside the Company among all parties concerned;

                     b) Non-favoritism of groups or people, especially in
                        connection with decisions to be made.

             3.2.4 - HONESTY, INTEGRITY, TRUTHFULNESS AND RELIABILITY

                     a) Ability to be just, impartial, not doing harm to any one of the internal and external clients, abiding by the remaining requirements contained herein in a fair way;

                     b) Discretion capacity regarding the suitability and
                        accuracy if the internal controls environment and control activities.

             3.2.5 - COMMITMENT WITH INTERNAL AND EXTERNAL CLIENTS

                     a) Commitment with the timely disclosure of suitable
                        information, understandable, complete and in full, on the accounting and financial status of the Company to its stockholders and third parties concerned;

                     b) Commitment with product quality, safety in their
                        application and after sales support;

                     c) Commitment with the environment;

                     d) Commitment with the stockholders' return on investment;

                     e) Commitment with the fulfillment of work legislation and collective bargaining signed with employees through Unions and or job contracts;

                     f) Commitment with the quality of life and safety of its
                        employees and communities located in the surrounding areas of the factories.

             3.2.6 - INDEPENDENCE AND DISCRETION

                     a) Impartiality in decision-making;

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.006
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  8/4
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 26/06/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

                     b) Commitment with the Company's values and moral behavior;

                     c) Ability to identify misconduct and classify it in an
                        impartial way, without affective and passionate interferences in decision-making.

       3.3 - COMMITMENT WITH INTERNAL AND EXTERNAL CLIENTS

             3.3.1 - The employee of the Finance Department shall see to that commitment of VCP towards the communities where it is inserted is complied with, seeking to associate the image of VCP as a citizen Company, by means of job and business opportunities it offers and communitarian actions it supports or materializes.

             3.3.2 - The employee of the Investor Relations and Finance
                     Department shall support the VCP commitment to the continuity of the business, transparency and credibility with investors, ensuring and making efforts to maximize of the capital invested.

             3.3.3 - Disclosure or use of confidential information involving VCP without being authorized or aiming at obtaining any personal advantage is not allowed.

             3.3.4 - Integrality, accuracy and reliability of VCP's Financial
                     Statements are assured as provided for in the Business Ethics policy in PC 00.004.

       3.4 - EXCEPTIONS TO THIS POLICY

             There does not exist any exception concerning the present policy.

       3.5 - IMPLEMENTATION, COMPLIANCE AND DOUBTS

             3.5.1 - This policy is an integral part of the job contract of all employees of the Investor Relations and Finance Management of VCP.

             3.5.2 - As aforementioned, non-observance of any item whatsoever of the present policy by employees of VCP shall imply in disciplinary sanctions, to be deliberated by the Risk Management, Auditing and Ethics Committee and applied as per the disciplinary sanctions policy issued by the Human Development and Organizational Management.

             3.5.3 - Awareness and application of its contents will be confirmed at least every 2 years by the Internal Audit and Operational Risk Management Cell.

             3.5.4 - Doubts concerning the Business Ethics Policy for Investor
                     Relations and Finance Management shall be addressed to the Internal Audit and Operational Risk Management Cell for clarification.

    4. ASSOCIATED BUSINESS RISKS

       4.1 - STRATEGIC ONES

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.006
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  9/4
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 26/06/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

             4.1.1 - Internal ones

                     Faulty communication.

             4.1.2 - Of Information Assessment (for Decision Making)

                     Non-integrated business posture

       4.2 - OF COMPLIANCE

             4.2.1 - Internal ones:

                     Lack of adherence to standards and procedures.

             4.2.2 - External ones:

                     a) Legal;

                     b) Regulatory ones.

       4.3 - OF AUTHORITY

             4.3.1 - Absence of a clear-cut leadership.

             4.3.2 - Undetermined or in excess Authority limits.

       4.4 - OPERATIONAL

             4.4.1 - Of integrity/ Ethics

                     a) Illegalities;

                     b) Frauds;

                     c) Non-authorized use;

                     d) Unethical management.

    5. ENCLOSURES

       Non-Applicable.

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  10/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

    1. PURPOSE

       Consolidate an environment that preserves and promotes an ethical posture and the honest attitude thus preventing infringements from going unnoticed or being tolerated.

       Allow employees of the Company at all levels to take effective and timely measures in case they are informed or suspect of a misconduct against the Company without causing embarrassment, fear of retaliation or a delation feeling.

       The scope of this policy applies to all employees that shall meet the Ethics Policy PC.00.004, namely, all employees of all processes in all locations of VCP.

       Concerning suppliers and providers of service of any kind that serve the Company at any of its sectors or facilities, it is preserved to them the obligation of just comply with the Ethics Policy PC.00.004 where applicable. The non-observance of such a policy may, at the discretion of the Ethics Committee, imply in indemnification of losses and damages caused to VCP by means of a lawsuit or contractual termination.

    2. DEFINITIONS

       Non-Applicable

    3. POLICIES

       3.1 - HANDLING OF POLICY INFRINGEMENT CASES

             3.1.1 - VCP maintains a program of a permanent nature to assure awareness and promote compliance by all employees to the principles set forth in its Business Ethics Policy. In such a context, the Company recognized that occurrences involving actions, intentional or not, against such principles may happen.

             3.1.2 - There are 2 types of classification for non-compliance with the Policy, according to the intention of the responsible employee, with the establishment of course of actions to be taken in one situation or the other:

                     a) UNAWARENESS OR NON-INTENTIONAL ERRORS

                        It is so considered the instance where an employee acts with honesty, without taking, in fact or intentionally, any personal advantage to which he is not entitled, at the time he authorizes, performs or records a regular transaction, but in a way contrary to that demanded by the Ethics Policy.


                    ------------------------------------------------------------
                    |           NAME                         TITLE
    ----------------------------------------------------------------------------
        ELABORATED  | Guillermo Oscar Braunbeck   Internal Audit and Operational
        BY          |                             Risks Management Manager
    ----------------------------------------------------------------------------
        APPROVED BY | Raul Calfat                 President
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  11/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

                     b) MISCONDUCT

                        An instance where an employee acts deliberately with bad faith, aiming at:

                         o Obtaining a personal advantage, either tangible or intangible, to which he is not entitled when authorizing, performing or recording a transaction, be it a regular or irregular one;

                         o  Causing the Company any harm.

             3.1.3 - Every employee who is informed of or suspects of some acts of such a nature against the Company shall brought what he knows about them to the attention of his hierarchic supervisor at Coordination level, or manifest himself (anonymously or otherwise) through the page of the Ombudsman on the www.vcp.com.br. Communications made directly to the Coordinators shall be immediately brought to the attention of the Internal Audit and Operational Risks Management Manager, in written form, with a copy to the Director of the Process or to an employee with a higher authority level, by taking the following diligences:

                     a) When the author is unknown, inform in writing:

                         o The nature of the occurrence and the extent of the loss already known or estimated (currency, materials, etc.)

                         o  When and how the fact was unveiled.

                     b) If an employee is under suspicion, inform in writing:

                         o  The facts justifying such a suspicion;

                         o  Factors that allowed the occurrence to happen;

                         o  Steps already taken to prevent new occurrences.

                     c) When the author is known, inform in writing:

                         o The nature of the act performed and the extent of the loss already known or estimated (currency, materials, etc. in $);

                         o  When and how the fact was unveiled

                         o The disciplinary sanctions and the steps taken, or intended to be taken, in order that recovery of Company's losses is obtained from the author;

                         o Details of any police action that might have taken place;

                         o  Factors that allowed the occurrence to happen;

                         o  Steps already taken to prevent new occurrences.

             3.1.4 - In order to preserve the interests of VCP, the
                     responsibilities and the moral integrity of the employees whose duties are directly or indirectly connected to

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  12/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

                     such cases, only after an independent evaluation of the relevant facts is carried out it should be confirmed whether the practice was an honest or dishonest one. To such an effect, the Internal Duties and Operational Risks Management Cell shall be involved in the initial stage of the discovery of such situations in order to allow facts and responsibilities be determined in a transparent and independent way.

             3.1.5 - The advantage of keeping the suspected employee removed from his duties over the finding of facts process shall be evaluated in each case. The decision whether the employee will be kept on his duties or removed from them shall be taken by the Director Superintendent of by the Director of the Process to whom the suspected employee is subordinated or, in the absence of them, by another executive of the Company with a higher level of authority, after taking into account the Internal Audit and Operational Risks Management Cell opinion on the subject matter.

             3.1.6 - With exception to extremely urgent situations, no police action shall be taken without a previous talk with the Legal Department Manager and with the Human Development and Organizational Director.

       3.2 - FINDING OF FACTS, RESPONSIBILITIES AND DRAWING UP OF REPORTS

             3.2.1 - The finding of facts and the responsibilities in any instance of suspicion or knowledge of infringement whatsoever of Corporate Policy on Business Ethics shall be left to the discretion of the Internal Audit and Operational Risks Management Cell, ensuring that all support necessary is given to the tasks of the auditors, but without any interference.

             3.2.2 - In cases of an-depth investigation and the need for a detailing of processes and determination of causes, the Internal Audit and Operational Risks Management cell can choose to appoint third parties to perform such tasks, with preference given to the personnel of the internal auditing firm homologated and hired by the Corporation.

             3.2.3 - The Internal Audit and Operational Risks Management
                     Manager shall conduct the finding of facts process and relevant responsibilities, drawing up reports on the way undermentioned:

                     a) At the time the finding of facts or the suspicions are
                        disclosed

                        An initial partial report stating the facts known at the moment and addressed to the Director Superintendent/Director-President, with copies to the Executive Directors, to the Director responsible for the Facilities/ Process involved and to the Coordinator of the Legal Department.

                     b) In the course of finding of facts and responsibilities

                        Interim partial reports whenever the relevant disclosures are made, with the same distribution of copies as that for the initial partial report.

                     c) At the conclusion of the finding of facts/
                        responsibilities

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  13/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

                        A final report encompassing the contents of the partial reports, addressed to the Director-Superintendent / Director President, with copies to the Executive Directors, to the Director responsible of the Facilities/ Process involved and to the Coordinator of the Legal Department and an Informative Brief Report to all people holding positions in the upstream operational responsibility line from the sector where the responsible or suspected employee is assigned.

       3.3 - CONCLUSION OF OCCURRENCE FREE FROM DISHONESTY

             3.3.1 - In the instance where, after an independent evaluation conducted by the Internal Audit and Operational Risks Management Cell is conducted, a conclusion is reached that the occurrence is free from dishonesty, the details and amounts involved shall be reported in a Special Audit Report addressed to the President, along with an informative copy to all members of the Executive Management and to the employee assigned, as well as a brief statement of the facts encountered.

             3.3.2 - In order to take the advantage of learning from the experience, such a communication shall include:

                     a) A description of the practice adopted versus the rules
                        of the Policy of Ethics;

                     b) An estimate of the loss to the Company, if any;

                     c) Factors that allowed the occurrence to happen;

                     d) Steps already taken to prevent similar occurrences.

             3.3.3 - No demand shall be made to that accused of dishonesty and no disciplinary action shall be taken against an employee, save if he formally admits his responsibility, i.e., being conclusively caught in the dishonest act.

       3.4 - MISCONDUCT CONCLUSION

             3.4.1 - The conclusion as to the classification of the act as a
                     "Dishonest Practice" or when there is a lack of evidence for such a conclusion, one should base himself on the Auditing Reports issued, as per section 3.2 of this policy.

             3.4.2 - When an employee of any hierarchic level admits his responsibility regarding a dishonest act against the Company or is caught performing such a an act, his job contract shall be immediately rescinded by just cause, regardless of the amount of the loss resulting from his act or of the possibility of winning in case a lawsuit is brought against the Company by the employee contesting the "just cause". Furthermore, all recourses available shall be exhausted in such cases, in order to get from the responsible person, on an amicable form, the recovery of losses his act may have caused to the Company, before the rescissory amounts are paid.

             3.4.3 - The efforts to get the reimbursement of losses, on an amicable form, or at Court, if necessary, shall be started by the main executive of the facilities / process, jointly with the Legal Department Manager, as soon as the responsibility of the dishonest act is duly known.

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  14/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

             3.4.4 - In special instances where the main executive of the facilities / process and/or the Human Development and Organization Manager and/or the Legal Department Manager are of the opinion that the political / strategic cost resulting from a rescission of the job contract by just cause is higher than the benefit provided to the internal climate of the Company by the disclosure of such a decision, they must secure from the Executive Director concerned, or from the President of the Company, a written authorization to terminate the job contract by means of a resignation of the employee responsible for the dishonest act.

       3.5 - CLARIFICATION OF DOUBTS

             Doubts concerning enforcement of the principles herein stated, also those in unforeseen situations shall be clarified with the Internal Audit and Organizational Risks Management Cell.

    4. ASSOCIATED BUSINESS RISKS

       4.1 - STRATEGIC ONES

             4.1.1 - Internal ones

                     Faulty communication

             4.1.2 - Of Information Assessment (for Decision Making)

                     Non-integrated business posture

       4.2 - OF COMPLIANCE

             4.2.1 - Internal ones

                     Lack of adherence to standards and procedures

             4.2.2 - External ones

                     Legal

                     Regulatory ones

       4.3 - OF AUTHORITY

             4.3.1 - Absence of a clear-cut leadership

             4.3.2 - Undetermined or in excess Authority limits

--------------------------------------------------------------------------------
[Votorantim      |                                            CODE
Celulose e Papel |              CORPORATE POLICY                 PC.00.007
    Logo]        |--------------------------------------------------------------
                 |                PRESIDENCY                  SHEET
                 |                                                  15/6
--------------------------------------------------------------------------------
SUBJECT                                                       ISSUED ON
                                                                 06/26/2003
    INVESTOR RELATIONS AND FINANCE MANAGEMENT BUSINESS ETHICS ------------------
                                                              REVIEW No
                                                                    00
--------------------------------------------------------------------------------

       4.4 - OPERATIONAL

             4.4.1 - Of Integrity/ Ethics

                     Illegalities

                     Frauds

                     No-authorized use

                     Unethical management

    5. ENCLOSURES

       Non-Applicable.

--------------------------------------------------------------------------------
[Votorantim      |
Celulose e Papel |                        VOUCHER
    Logo]        |--------------------------------------------------------------
                 |                         DHO
                 |
--------------------------------------------------------------------------------
SUBJECT
            RECEIPT VOUCHER AND AWARENESS OF ETHICAL POLICIES OF VCP

--------------------------------------------------------------------------------


    I, ____________________________________________________________________,

    Declare that I have received and I am aware of the contents of the policies of Ethics of Votorantim Celulose e Papel S.A., namely:

    PC00.004 - BUSINESS ETHICS POLICY               ____________________________
                                                         Initials of Employee


    PC00.006 - INVESTOR RELATIONS

    AND FINANCE MANAGEMENT BUSINESS ETHICS          ____________________________
                                                         Initials of Employee


    PC00.007 - ETHICAL/PROFESSIONAL MISCONDUCT      ____________________________
                                                         Initials of Employee


    I am also aware that such corporate policies are available in the Intranet in the Documentos On Line (DOL) system, being under my responsibility to check whether possible amendments have been made to such policies.




    ______________________,_____ of ___________________of 200__





    Aware:



    Signature of the employee:

    CPF:

    CIC:

    DRT: